1 CELSIUS, INC. Executive Change in Control and Indemnity Agreement THIS AGREEMENT is made and entered into as of the ____ day of ___________, 20__ (the “Effective Date”), by and between Celsius, Inc. (hereinafter referred to as the “Company”) and _______________ (hereinafter referred to as the “Executive”). WHEREAS, the Board has approved the Company’s entering into change in control and indemnity agreements with certain key executives of the Company; and WHEREAS, the Executive is a key executive of the Company; NOW THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of the Executive’s advice and counsel notwithstanding the possibility, threat, or occurrence of a Change in Control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive agree as follows: Article 1. Establishment, Term, and Purpose This Agreement will commence on the Effective Date and will continue in effect for a three (3) year term, until the third anniversary of the Effective Date. Upon the expiration of the third anniversary of the Effective Date (and each applicable anniversary thereafter, to the extent the Agreement is extended as provided herein), the term of this Agreement will be extended automatically for one (1) additional year, unless either party to this Agreement delivers written notice at least twelve (12) months prior to such anniversary to the other party that this Agreement will not be extended. In such case, this Agreement will terminate at the end of the term or extended term. Executive hereby acknowledges, for avoidance of doubt, that any termination of this Agreement vis-a-vis notice provided pursuant to this Article 1 shall not constitute an act subject to Section 2.14 or Article 3. However, in the event a Change in Control occurs during the original or any extended term, this Agreement will remain in effect for the longer of: (i) twenty-four (24) months beyond the month in which such Change in Control occurred; or (ii) until all obligations of the Company hereunder have been fulfilled, and until all benefits required hereunder have been paid to the Executive. Article 2. Definitions Whenever used in this Agreement, the following terms will have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized. 2.1 Agreement - see the recitals to this Agreement. 2.2 Accrued Obligations means the aggregate of (i) an Executive’s earned but unpaid Base Salary through the Executive’s date of termination; (ii) payment in respect of any paid time off days accrued but unused through the Executive’s date of termination, to the extent provided by Company policy; (iii) reimbursement for all business expenses properly incurred in accordance Exhibit 10.4 2 with Company policy prior to the Executive’s date of termination and not yet reimbursed by the Company; and (iv) subject to Section 3.3, any earned but unpaid annual bonus in respect of any of the Company’s fiscal years preceding the fiscal year in which the termination occurs (provided, however, that if Executive’s termination is by the Company for Cause and such event(s) and/or action(s) that constitute Cause are materially and demonstrably injurious to the business or reputation of the Company, then no payment will be made pursuant to this clause (iv)). 2.3 Base Salary means the salary of record as of the date of a Termination of Employment paid to an Executive as annual salary, excluding amounts received under incentive or other bonus plans, whether or not deferred. 2.4 Board means the Board of Directors of the Company. 2.5 Cause for termination by the Company of Executive’s employment with the Company means any of the following: (a) An action or omission of Executive which constitutes a material breach of, or failure or refusal (other than by reason of Executive’s Disability) to perform Executive’s material duties which is not cured within fifteen (15) days after receipt by Executive of written notice of same; (b) Executive’s fraud, embezzlement, or misappropriation of funds in connection with Executive’s performance of services for the Company; (c) Executive’s conviction of any crime which involves dishonesty, moral turpitude or any felony; (d) Gross negligence of Executive in connection with the performance of Executive’s material duties for the Company, which is not cured within fifteen (15) days after written receipt by Executive of written notice of same; (e) Violation by Executive of Article 4 of this Agreement; or (f) The entry by a court of competent jurisdiction of permanent injunctive or other declaratory relief prohibiting or determining that Executive’s service as an officer, director or employee of the Company, as the case may be, violates a prior agreement between Executive and a prior employer of Executive. Termination of Executive’s employment shall not be deemed to be for Cause unless and until the Company delivers to Executive a copy of a resolution duly adopted by the affirmative vote of the Board after the expiration of applicable notice, hearing and cure provisions. 2.6 Change in Control means the first to occur of the following events: (a) the acquisition, directly or indirectly, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either the then outstanding voting securities of Exhibit 10.4 3 the Company (the “Outstanding Company Common Stock”) or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (w) any acquisition directly from the Company, (x) any acquisition by the Company or any of its subsidiaries, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (c) of this definition; (b) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; (c) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a “Corporate Transaction”), in each case, unless, immediately following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Corporate Transaction or employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-Outstanding Company Common Stock resulting from such Corporate Transaction or the Outstanding Company Voting Securities resulting from such Corporate Transaction, except to the extent that such ownership existed prior to the Corporate Transaction, and (C) at least a majority of the members of the Board resulting from the Corporate Transaction were members Exhibit 10.4 4 of the Incumbent Board at the time of the execution of the initial plan or action of the Board providing for such Corporate Transaction; or (d) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company. 2.7 Code means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto. 2.8 Common Stock means the common stock, $0.001 par value, of the Company. 2.9 Company - see the recitals to this Agreement. 2.10 Disability means that Executive becomes “disabled” within the meaning of Section 409A(a)(2)(C) of the Code or any successor provision and the applicable regulations thereunder. 2.11 Effective Date - see recitals to this Agreement. 2.12 Exchange Act means the Securities Exchange Act of 1934. 2.13 Executive - see recitals to this Agreement. 2.14 Good Reason for termination by Executive of Executive’s employment means the occurrence (without Executive’s express written consent) of any one of the following acts by the Company or failures by the Company to act: (a) a reduction in Executive’s Base Salary or performance bonus opportunity; (b) any material breach by the Company of any material provision of this Agreement or any material provision of any other agreement between Executive and the Company; (c) the Company’s failure to obtain an agreement from any successor to the Company to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no succession had taken place, except where such assumption occurs by operation of law; (d) an adverse change in Executive’s title, authority, duties, or responsibilities (other than temporarily while Executive is physically or mentally incapacitated or as required by applicable law); or (e) an adverse change in the reporting structure applicable to Executive. “Good Reason” for Executive’s termination of employment will exist only if (i) Executive gives written notice to the Company of the Executive’s intention to terminate the Executive’s employment on account of a Good Reason, with the notice stating in detail the particular act or acts or the failure or failures to act that constitute the grounds on which Executive’s Good Reason termination is based and given within six (6) months of the occurrence of the act or acts or the Exhibit 10.4

5 failure or failures to act which constitute the grounds for Good Reason, (ii) the Company fails to cure the conduct within sixty (60) days following receipt of Executive’s written notice, and (iii) Executive terminates employment with the Company effective not later than sixty (60) days after the end of the Company’s cure period. 2.15 Main Office means 2424 N. Federal Hwy., Suite 208, Boca Raton, Florida, or such office as may constitute the main office from time to time. 2.16 Taxes means the incremental United States federal, state and local income, excise and other taxes payable by Executive with respect to any applicable item of income. 2.17 Termination of Employment means a termination by the Company or by Executive of Executive’s employment with the Company that constitutes a separation from service under Code Section 409A. Article 3. Severance Benefits 3.1 Right to Severance Benefits. The Executive will be entitled to receive from the Company Severance Benefits, as described in this Article 3 herein, if the Executive satisfies the conditions set forth in this Article 3. Except with respect to the Accrued Obligations (and subject to Section 3.3, as applicable), in no event herein, except as may be required by applicable federal and/or state law, shall the Executive be entitled to receive any other Severance Benefits if the Executive’s employment is terminated (i) for Cause or (ii) due to a voluntary termination without Good Reason. 3.2 Severance Benefits. If, during the three month period preceding and the 2-year period following a Change in Control, Executive is terminated by the Company other than for Cause, or if Executive voluntarily resigns for Good Reason, Executive shall receive: (i) the Accrued Obligations; and (ii) subject to Section 3.3, (A) cash payments equal to the product of 2 times the sum of (x) Executive’s Base Salary plus (y) 100% of Executive’s target annual bonus for the year of the Termination of Employment, payable in a lump sum on the sixtieth (60th) day following such Termination of Employment, (B) a prorated amount of Executive’s target annual bonus for the year of Termination of Employment, such proration to be equal to the length of Executive’s employment with the Company in the year of Termination of Employment, prior to Termination of Employment, payable in a lump sum on the sixtieth (60th) day following such Termination of Employment, and (C) a lump sum amount equal to the total premiums for medical, dental and vision benefits for an eighteen month period which the Executive may, but is not required to, use to pay for COBRA continuation coverage, if applicable. Except for amounts subject to Section 3.3, the remaining Accrued Obligations shall be paid to Executive in a lump sum amount within sixty (60) days following the Executive’s date of termination. 3.3 Release. Notwithstanding any other provision of this Agreement to the contrary, Executive acknowledges and agrees that any and all payments to which Executive is entitled under this Article 3, which are described as being subject to this Section 3.3 are conditioned upon and shall not be payable unless (A) Executive, or, if applicable, the Executive’s estate’s personal representative, executes a general release and waiver, in such reasonable and customary form as shall be prepared by the Company, of all claims Executive or Executive’s estate or representatives may have against the Company and its directors, officers, subsidiaries and affiliates, except as to Exhibit 10.4 6 (i) matters covered by provisions of this Agreement that expressly survive the termination of this Agreement and (ii) rights to which Executive is entitled by virtue of the Executive’s participation in the employee benefit plans, policies and arrangements of the Company, within the minimum time period required under applicable state and federal laws, or if no such period, ten business days following the date of Executive’s termination provided Company has timely delivered such release and waiver to Executive, and (B) Executive, or, if applicable, the Executive’s estate’s personal representative, has not revoked such release agreement within the time permitted under applicable law. Payments subject to this Section 3.3 shall commence or be made, as applicable, on the sixtieth (60th) day after the Termination of Employment, with any payments scheduled to occur between the Termination of Employment and such sixtieth (60th) day provided on such day. 3.4 Withholding of Taxes. The Company will be entitled to withhold from any amounts payable under this Agreement all Taxes as may be legally required (including, without limitation, any United States federal taxes and any other state, city, or local taxes). Article 4. Covenants (a) Confidentiality. Executive agrees that Executive shall, at no time during or after termination of this Agreement, directly or indirectly make use of, disseminate, or in any way disclose Confidential Information to any person, firm or business, except to the extent necessary for performance of this Agreement or as otherwise required by law. Executive agrees that Executive shall disclose Confidential Information only to the Company’s employees, consultants and advisors who need to know such information and who Executive believes have previously agreed to be bound by the terms and conditions of a substantially similar confidentiality provision and shall be liable for damages for the intentional disclosure of Confidential Information. Executive’s obligations with respect to any portion of Confidential Information shall terminate only when: (a) such information is lawfully in the public domain; or (b) the communication was in response to a valid order or subpoena issued under the authority of a court of competent jurisdiction, provided, however that Executive shall promptly notify the Company of Executive’s notice of any such order or subpoena and Executive agrees to cooperate reasonably with the Company in an attempt to limit or avoid such disclosure. “Confidential Information” as used in this Agreement shall mean any and all technical and non-technical information, regardless of format, belonging to, or in the possession of, the Company or its officers, directors, executives, affiliates, subsidiaries, clients, vendors, or executives, including without limitation, patent, trade secret, and proprietary information; techniques, sketches, drawings, models, inventions, know-how, processes, apparatus, equipment, algorithms, source codes, object codes, software programs, software source documents, and formulae related to the Company’s business or any other current, future and/or proposed business, product or service contemplated by the Company; and includes, without limitation, all information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing, manufacturing, customer lists, vendor lists, business forecasts, sales and merchandising, and marketing plans or similar information. Exhibit 10.4 7 (b) Non-Compete. For a period of eighteen (18) months from the d a t e o f Termination of Employment (the “Restricted Period”), Executive agrees not to directly or indirectly own, manage, control, operate or serve as a director, manager, officer, director, partner or employee of, have any direct or indirect financial interest in (other than an interest in a prior employer), or assist in any way, any person or entity that engages in the Business in any geographic region in which the Company conducts the Business. For purposes of this Agreement, the “Business” shall mean companies that are in the same category or industry, as defined by Spins, Nielson, or IRI, as the Company as of the Termination Date or in the same category or industry, as defined by Spins, Nielson, or IRI, of any other line of business that the Company has an intention, as evidenced by the Company’s written business plans as of the Termination Date, to engage in following the Termination Date. (c) Non-Solicit. During the Restricted Period, Executive shall not, directly or indirectly, take any of the following actions, and, to the extent Executive owns, manages, operates, controls, is employed by or participates in the ownership, management, operation or control of, or is connected in any manner with, any business, Executive shall use Executive’s best efforts to ensure that such business does not solicit employment or a similar relationship as an independent contractor or employ or retain as an independent contractor, any person who during the Restricted Period is or within one (1) year prior to the date of termination of Executive’s employment with the Company was, an employee of or independent contractor to the Company or attempt to persuade any customer, prospective customer, vendor or supplier who during the Restricted Period is or within one (1) year prior to the date of termination of Executive’s employment with the Company was, a customer, prospective customer, vendor or supplier of the Company, to cease doing business with the Company, or to reduce the amount of business it does with the Company (d) Intellectual Property. (1) All creations, inventions, ideas, designs, copyrightable materials, trademarks, and other technology and rights (and any related improvements or modifications), whether or not subject to patent or copyright protection (collectively, “Creations”), relating to any activities of the Company which are conceived by Executive or developed by Executive in the course of Executive’s employment with the Company, whether prior to or during the Term, whether conceived alone or with others and whether or not conceived or developed during regular business hours, shall be the sole property of the Company and, to the maximum extent permitted by applicable law, shall be deemed “works made for hire” as that term is used in the United States Copyright Act. (2) To the extent, if any, that Executive retains any right, title or interest with respect to any Creations delivered to the Company or related to Executive’s employment with the Company, Executive hereby grants to the Company an irrevocable, paid-up, transferable, sub- licensable, worldwide right and license: (i) to modify all or any portion of such Creations, including, without limitation, the Exhibit 10.4 8 making of additions to or deletions from such Creations, regardless of the medium (now or hereafter known) into which such Creations may be modified and regardless of the effect of such modifications on the integrity of such Creations; and (ii) to identify Executive, or not to identify Executive, as one or more authors of or contributors to such Creations or any portion thereof, whether or not such Creations or any portion thereof have been modified. Executive further waives any “moral” rights, or other rights with respect to attribution of authorship or integrity of such Creations that Executive may have under any applicable law, whether under copyright, trademark, unfair competition, defamation, and right of privacy, contract, tort or other legal theory. (3) Executive will promptly inform the Company of any Creations. Executive will also allow the Company under reasonable conditions to inspect any Creations Executive conceives or develops within one (1) year after the termination of Executive’s employment for any reason to determine if they are based on Confidential Information. Executive shall (whether during Executive’s employment or after the termination of Executive’s employment) execute such written instruments and do other such acts as may be reasonable and necessary to secure the Company’s rights in the Creations, including obtaining a patent, registering a copyright, or otherwise (and Executive hereby irrevocably appoints the Company and any of its officers as Executive’s attorney in fact to undertake such acts in Executive’s name). Executive’s obligation to execute written instruments and otherwise assist the Company in securing its rights in the Creations will continue after the termination of Executive’s employment for any reason. The Company shall reimburse Executive for any out-of-pocket expenses (but not attorneys’ fees) Executive incurs in connection with Executive’s compliance with this Section 4(d). (e) Cooperation. Executive agrees that during the Executive’s employment or following a Termination of Employment for any reason, Executive shall, upon reasonable advance notice, assist and cooperate with the Company as is reasonable with regard to any investigation or litigation related to a matter or project in which Executive was involved during Executive’s employment. The Company shall reimburse Executive for all reasonable and necessary expenses related to Executive’s services under this Section 4(c) (i.e., travel, lodging, meals, telephone and overnight courier) within ten (10) business days of Executive submitting to the Company appropriate receipts and expense statements. (f) Survivability. The duties and obligations of Executive pursuant to this Section 4 shall survive the termination of this Agreement and Executive’s Termination of Employment for any reason. (g) Remedies. Executive acknowledges that the protections of the Company set forth in this Section 4 are fair and reasonable. Executive agrees that remedies at law for a breach or threatened breach of the provisions of this Section 4 would be inadequate and, therefore, the Company shall be entitled, in addition to any other available remedies, without posting a bond, to equitable relief in the form of Exhibit 10.4

9 specific performance, temporary restraining order, temporary or permanent injunction, or any other equitable remedy that may be then available. (h) Limitation. If the duration, scope, or nature of any restriction on business activity covered by any provision of Section 4(b) above is in excess of what is valid and enforceable under applicable law, such restriction shall be construed to limit duration, scope or activity to an extent that is valid and enforceable, with such extent to be the maximum extent possible under applicable law. For Section 4(b) above, Executive hereby acknowledges that such Section shall be given the construction which renders its provisions valid and enforceable to the maximum extent, not exceeding its express terms, possible under applicable law. Article 5. Tax Adjustment Payment 5.1 Tax Adjustment Payment. In the event that the Executive becomes entitled to Severance Benefits or any other payment or benefit under this Agreement, or under any other agreement with or plan of the Company (in the aggregate, the “Total Payments”), whether or not the Executive has terminated employment with the Company, if all or any part of the Total Payments will be subject to the tax imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed) (the “Excise Tax”), the Total Payments shall be reduced (but not below zero) such that the value of the Total Payments shall be one dollar ($1) less than the maximum amount of payments which the Executive may receive without becoming subject to the tax imposed by Section 4999 of the Code; provided, however, that the foregoing limitation shall not apply in the event that it is determined that the Total Payments on an after-tax basis (i.e., after payment of federal, state, and local income taxes, penalties, interest, and Excise Tax) if such limitation is not applied would exceed the after-tax benefits to the Executive if such limitation is applied. The Executive shall bear the expense of any and all Excise Taxes due on any payments that are deemed to be “excess parachute payments” under Section 280G of the Code. 5.2 Tax Computation. The determination of whether any of the Total Payments will be subject to the Excise Tax and the assumptions to be used in arriving at such determination, shall be made by a nationally recognized certified public accounting firm that does not serve as an accountant or auditor for any individual, entity or group effecting the Change in Control as designated by the Company (the “Accounting Firm”). The Accounting Firm will provide detailed supporting calculations to the Company and the Executive within fifteen (15) business days of the receipt of notice from the Executive or the Company requesting a calculation hereunder. All fees and expenses of the Accounting Firm will be paid by the Company. Article 6. The Company’s Payment Obligation The Company’s obligation to make the payments and the arrangements provided for herein will be absolute and unconditional, and will not be affected by any circumstances, including, without limitation, any offset, counterclaim, recoupment, defense, or other right which the Company may have against the Executive or anyone else. All amounts payable by the Company hereunder will be paid without notice or demand. Exhibit 10.4 10 The Executive will not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement, and the obtaining of any such other employment will in no event effect any reduction of the Company’s obligations to make the payments and arrangements required to be made under this Agreement. Notwithstanding anything in this Agreement to the contrary, if Severance Benefits are paid under this Agreement, no severance benefits under any program of the Company, other than benefits described in this Agreement, will be paid to the Executive. Article 7. Indemnification 7.1 Indemnity of Executive. To the fullest extent permitted by law, and subject only to the exclusions set forth in Sections 7.2 and 7.10 of this Agreement, the Company hereby agrees to hold harmless and indemnify the Executive from and against any and all reasonable costs and expenses (including, but not limited to, attorneys’ fees) and any liabilities (including, but not limited to, judgments, fines, penalties and reasonable settlements) paid by or on behalf of, or imposed against, the Executive in connection with any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative, investigative or other (including any appeal relating thereto), whether formal or informal, and whether made or brought by or in the right of the Company or otherwise, in which the Executive is, was or at any time becomes a party or witness, or is threatened to be made a party or witness, or otherwise, by reason of the fact that the Executive is, was or at any time becomes a director, officer, employee or agent of the Company or, at the Company’s request, a director, officer, partner, manager, trustee, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise. 7.2 Limitations on Indemnity. No Indemnity pursuant to Section 7.1 of this Agreement shall be paid by the Company: (a) if a court of competent jurisdiction renders a final adjudication on the merits, in an action, suit or proceeding in which the Executive is a party, that such indemnification is prohibited by law; (b) in connection with any transaction with respect to which a court of competent jurisdiction renders a final adjudication on the merits, in an action, suit or proceeding in which the Executive is a party, (i) that the Executive’s personal financial interest was in conflict with the financial interests of the Company or its shareholders and (ii) that the Executive derived an improper personal benefit; (c) on account of acts or omissions of the Executive to the extent a court of competent jurisdiction renders a final adjudication on the merits, in an action, suit or proceeding in which the Executive is a party, that such acts or omissions (i) were not in good faith, or (ii) involved intentional misconduct, or (iii) were known to the Executive to be a violation by law; (d) in respect of any liability to the extent that a court of competent jurisdiction renders a final adjudication on the merits, in an action, suit or proceeding in which the Executive is a party, that such liability arises under any federal or state statute Exhibit 10.4 11 providing for personal liability by reason of the fact that the Executive is or was a director or officer of the Company, including, by way of example and not limitation, liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, but excluding any liability resulting from actions taken or omitted by the Executive as a fiduciary of an employee benefit plan of the Company to the extent otherwise indemnifiable hereunder; (e) in connection with any claim, action, suit or proceeding if such claim, action, suit or proceeding was initiated by the Executive or the Executive’s personal or legal representative, or involved the voluntary solicitation or intervention by the Executive or the Executive’s personal or legal representative (other than an action to enforce indemnification rights or an action initiated with the approval of a majority of the Board of Directors). 7.3 Continuation of Indemnity. All agreements and obligations of the Company contained in this Article 7 shall continue during the period the Executive serves in any capacity entitling the Executive to indemnification under this Article 7 and shall continue thereafter so long as the Executive shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative or otherwise (including any appeal relating thereto), whether formal or informal, arising as a result of acts or omissions occurring during the period the Executive served as a director or officer of the Company or otherwise performed services for the Company. 7.4 Notification of Claim. It shall be a condition precedent to indemnification under this Article 7 that, within thirty days after receipt by the Executive of actual notice that the Executive is or will be a party, witness or otherwise involved in any threatened or pending action, suit or proceeding described in Section 7.1, the Executive shall have notified the Company in writing of the assertion or commencement thereof. The omission to so notify the Company will not relieve the Company from any liability which it may have to the Executive otherwise than under this Article 7 and shall only relieve the Company of liability to the Executive under this Article 7 to the extent the Company was in fact prejudiced by such delay in notification. 7.5 Advancement of Costs and Expenses. The costs and expenses (including, but not limited to, attorneys’ fees) incurred by the Executive in investigating, defending, being a witness in, appealing or otherwise participating in any threatened or pending claim or any threatened or pending action, suit or proceeding described in Section 7.1 shall, at the written request of the Executive, be paid by the Company in advance of final judgment or settlement with the understanding, undertaking and agreement hereby made and entered into by the Executive and the Company that the Executive shall, if it is ultimately determined in accordance with Section 7.2 or pursuant to Section 7.10 that the Executive is not entitled to be indemnified, or was not entitled to be fully indemnified, repay to the Company such amount within ten business days of written request by the Company to Executive, or the appropriate portion thereof, so paid or advanced. Such advancements shall be made within ten business days of written request therefor by the Executive. The Company shall not be permitted to settle any matter if such settlement includes an admission of wrongdoing or guilt on the part of Executive without the Executive’s prior written approval. Exhibit 10.4 12 7.6 Enforcement. If a claim for payment under this Article 7 is not paid in full by the Company within ninety days after a written demand has been delivered by the Executive to the Company, or within thirty days after delivery of a written demand by the Executive to the Company based upon a final and unappealable judgment of a court of competent jurisdiction, the Executive may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the Executive shall also be entitled to be paid all costs and expenses (including, but not limited to, ‘attorneys’ fees) incurred by the Executive in prosecuting such suit. In any suit brought by the Executive to enforce this Article 7, the burden of proof shall be on the Company to establish that the Executive is not entitled to the relief sought under this Article 7. 7.7 Partial Indemnity. If the Executive is entitled under any provision of this Article 7 to indemnification by the Company for some or a portion of the costs, expenses, judgments, fines, penalties and amounts paid in settlement, but not for the total amount thereof, the Company shall nevertheless indemnify the Executive for the portion thereof to which the Executive is entitled. 7.8 Non-exclusivity. The rights of the Executive under this Article 7 shall be in addition to any other rights the Executive may have under the Articles of Incorporation or Bylaws of the Company or by agreement, vote of shareholders or disinterested directors, as a matter of law or otherwise. 7.9 Subrogation. In the event of any payment under this Article 7, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Executive, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights. 7.10 No Duplication of Payments. The Company shall not be liable under this Article 7 to make any payment to the extent the Executive has otherwise actually received payment (under any insurance policy, bylaw or otherwise) of the amounts otherwise payable by the Company under this Article 7. The Executive shall use the Executive’s reasonable best efforts to collect from all third parties any amounts otherwise payable by the Company under this Article 7. If the Executive is entitled to but has not received payment from a third party (under an insurance policy or otherwise) of amounts otherwise payable by the Company under this Article 7, the Company shall nevertheless pay the Executive such amounts with the understanding, undertaking and agreement hereby made and entered into by the Executive and the Company that the Executive will repay to the Company such amounts to the extent they are ultimately paid to the Executive by such third party. 7.11 Directors’ and Officers’ Liability Insurance. The Company agrees to maintain in effect throughout the term of Executive’s employment with the Company and for a period of six years thereafter, directors’ and officers’ liability insurance policies for the benefit of the Executive in a form at least as comprehensive as, and in an amount that is at least equal to, that maintained by the Company at such time for any officer or director of the Company. Exhibit 10.4

13 Article 8. Miscellaneous 8.1 Employment Status. The employment of the Executive by the Company is “at will,” and may be terminated by either the Executive or the Company at any time, subject to applicable law. 8.2 Resolution of Disputes and Reimbursement of Legal Costs. (a) The Company and Executive waive their right to seek remedies in court, including any right to a jury trial. Except as otherwise provided in Article 4, the Company and Executive agree that any dispute arising out of or relating to this Agreement, Executive’s employment with the Company, or any termination of such employment, shall be resolved by binding arbitration before a single, neutral arbitrator in the county in which Executive worked at the time the dispute or claim arose, unless the Company and Executive mutually agree to a different location. The arbitration shall be administered in accordance with the applicable JAMS Employment Arbitration Rules and Procedures (“JAMS Rules”) to the extent they are not inconsistent with this Agreement. The Company and Executive agree that nothing in this Agreement relieves either party from any obligation it may have to exhaust certain administrative remedies before arbitrating any claims or disputes under this Agreement. Each claim subject to arbitration must be initiated within the applicable statute of limitations. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. (b) EXECUTIVE ACKNOWLEDGES THAT EXECUTIVE HAS RECEIVED AND READ OR HAS HAD THE OPPORTUNITY TO READ THIS AGREEMENT AND THAT IT INCLUDES AN AGREEMENT TO ARBITRATE. EXECUTIVE ALSO UNDERSTANDS AND AGREES THAT EXECUTIVE HAS BEEN ADVISED TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS AGREEMENT, AND HAS HAD AN OPPORTUNITY TO DO SO. EXECUTIVE AGREES THAT EXECUTIVE HAS READ THIS AGREEMENT CAREFULLY AND UNDERSTANDS THAT BY SIGNING IT, EXECUTIVE IS WAIVING ALL RIGHTS TO A COURT TRIAL OR HEARING BEFORE A JUDGE AND/OR JURY OF ANY AND ALL DISPUTES AND CLAIMS SUBJECT TO ARBITRATION UNDER THIS AGREEMENT. (c) The prevailing Party shall be entitled to reasonable attorneys’ fees and costs from the non-prevailing Party in connection with any action filed under this Section 8.2. 8.3 Governing Law. This Agreement will be governed by, and interpreted in accordance with, the laws of the State of Florida applicable to agreements made and to be wholly performed within the State of Florida, without regard to the conflict of laws provisions of any jurisdiction which would cause the application of any law other than that of the State of Florida. 8.4 Entire Agreement/Amendments. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, negotiations, representations or proposals, whether written or oral. This Agreement may not be altered, modified, or amended except by written instrument signed by the parties hereto. Articles 3, 4 and 7 of this Agreement shall survive the termination of Executive’s employment with the Exhibit 10.4 14 Company, except as otherwise specifically stated therein. Notwithstanding the preceding, and as set forth in Section 7.8 of the Agreement, the Indemnification provisions set forth in Article 7 of this Agreement shall not supersede, but instead, shall be in addition to any other rights the Executive may have under the Articles of Incorporation or Bylaws of the Company or by agreement, vote of shareholders or disinterested directors, as a matter of law or otherwise. 8.5 Neutral Interpretation. This Agreement constitutes the product of the negotiation of the parties hereto and the enforcement of this Agreement shall be interpreted in a neutral manner, and not more strongly for or against any party based upon the source of the draftsmanship of the Agreement. Each party has been provided ample time and opportunity to review and negotiate the terms of this Agreement and consult with legal counsel regarding the Agreement. 8.6 No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party’s rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. 8.7 Severability. In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby. 8.8 Successors. (a) This Agreement is personal to Executive and shall not be assignable by Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by Executive’s legal representatives. (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. The Company shall require any successor (whether direct or indirect, by purchase, merger, reorganization, consolidation, acquisition of property or stock, liquidation, or otherwise) to all or a substantial portion of its business and/or assets, by agreement in form and substance reasonably satisfactory to Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform this Agreement if no such succession had taken place. Regardless of whether such an agreement is executed, this Agreement shall be binding upon any successor of the Company and such successor shall be deemed the “Company” for purposes of this Agreement. 8.9 Notice. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally, if delivered by overnight courier service, if sent by facsimile transmission, if sent by electronic mail, or if mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses, sent via facsimile to the respective facsimile numbers, or sent via electronic mail to the respective email addresses, as the case may be, as set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only Exhibit 10.4 15 upon receipt; provided, however, that (i) notices sent by personal delivery or overnight courier shall be deemed given when delivered; (ii) notices sent by facsimile or electronic mail transmission shall be deemed given upon the sender’s receipt of confirmation of complete transmission, and (iii) notices sent by United States registered mail shall be deemed given two days after the date of deposit in the United States mail. If to the Company, to: Celsius, Inc. Attn: Corporate Secretary 2424 N. Federal Hwy., Suite 208 Boca Raton, FL 33431 Legal@Celsius.com with copy to: Celsius, Inc. Attn: Chief Legal Officer 2424 N. Federal Hwy., Suite 208 Boca Raton, FL 33431 Rmattessich@Celsius.com If to Executive, to _______________, at the mailing address or personal email address registered in the Celsius, Inc. Human Resources Information System. 8.10 Counterparts and Signatures. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures delivered by facsimile or PDF file shall constitute original signatures. 8.11 Code Section 409A. It is intended that any amounts payable under this Agreement and the Company’s and Executive’s exercise of authority or discretion hereunder shall comply with Code Section 409A (including the Treasury regulations and other published guidance relating thereto) so as not to subject Executive to the payment of any interest or additional tax imposed under Code Section 409A. To the extent any amount payable under this Agreement would trigger the additional tax imposed by Code Section 409A, the Agreement shall be modified to avoid such additional tax. Notwithstanding the foregoing, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A and the rules and regulations thereunder (“Section 409A”), if Executive is a “specified employee” (as defined under Section 409A) as of the date of the Executive’s “separation from service” (as defined under Section 409A) from the Company, then any payment of benefits scheduled to be paid by the Company to Executive during the first six (6) month period following the date of a termination of employment hereunder that constitutes deferred compensation under Code Section 409A shall not be paid until the earlier of (a) the expiration of the six (6) month period measured from the date of Executive’s “separation from service” and (b) the date of Executive’s death. All payments and benefits that are delayed pursuant to the immediately preceding sentence shall be paid to Executive in a lump sum as soon as practicable following the expiration of such period (or if earlier, upon Executive’s death) but in Exhibit 10.4 16 no event later than thirty (30) days following such period. To the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A, no amount or benefit that is payable upon a termination of employment or services from the Company shall be payable unless such termination also meets the requirements of a “separation from service” under Section 409A. Each payment, including each installment payment, made under this Agreement shall be designated as a “separate payment” within the meaning of Section 409A. As such, and to the extent applicable and permissible under Section 409A, each such “separate payment” shall be made in a manner so as to satisfy Section 409A and Treasury Regulations promulgated thereunder, including the provisions which exempt certain compensation from Section 409A, including but not limited to Treasury Regulations Section l.409A-l(b)(4) regarding payments made within the applicable 2 ½ month period and Section l.409A-l(b)(9)(iii) regarding payments made only upon an involuntary separation from service. In addition, the parties shall cooperate fully with one another to ensure compliance with Section 409A, including, without limitation, adopting amendments to arrangements subject to Section 409A and operating such arrangements in compliance with Section 409A. [Remainder of page intentionally left blank.] Exhibit 10.4

17 IN WITNESS WHEREOF, the parties have executed this Agreement on this ___ day of ____________, 202_. CELSIUS, INC. _____________________ (EXECUTIVE): By: ____________________________ _________________________________ Name: ____________________________ Its: ____________________________ Exhibit 10.4